UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Pressure BioSciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Pressure BioSciences, Inc.

14 Norfolk Avenue

South Easton, MA 02375

(508) 230-1828 (T)

(508) 230-1829 (F)

www.pressurebiosciences.com

November 17, 2017

Dear Stockholder:

You are cordially invited to attend the Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (the “Company”) to be held on Thursday December 21, 2017, at 4:00 p.m. EST at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375.

Detailed information about the Meeting and the proposals to be acted upon is included in the accompanying notice of Meeting and proxy statement. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 also accompanies this letter.

Whether or not you plan to attend the Meeting, you can ensure your shares of the Company’s Common Stock are voted at the Meeting by submitting your instructions in writing, by returning the enclosed proxy card. If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy.

If your shares are held by your broker in their name (in “street name”), your broker may not vote your shares on the election of directors (Proposal No. 1) and other non-routine matters in the absence of your specific instructions as to how to vote. Proposal No. 1 is a non-routine matter and Proposal No. 2 is a routine matter. If your shares are held in street name, it is important that you provide instructions to your broker regarding the voting of your shares.

Sincerely,

Jeffrey N. Peterson

Chairman of the Board of Directors

PRESSURE BIOSCIENCES, INC.

NOTICE OF SPECIAL MEETING

IN LIEU OF THE ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 21, 2017

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting in Lieu of the Annual

Meeting of Stockholders to be Held on December 21, 2017

The Proxy Statement and Annual Report on Form 10-K are available at

http://www.pressurebiosciences.com/newsroom/category/investor-relations/2017-shareholder-proxy

NOTICE is hereby given that a Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (“PBI” or the “Company”) will be held on December 21, 2017, at 4:00 p.m. EST at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect one Class III Director to hold office until the 2020 Annual Meeting of Stockholders and until their successor(s) is (are) duly elected and qualified.

2.	To ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for 2017.

3.	To consider and vote upon any matters incidental to the foregoing purposes and any other matters which may properly come before the Meeting or any adjourned session thereof.

The Board of Directors has fixed the close of business on November 14, 2017 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors:

Richard T. Schumacher

Clerk

South Easton, Massachusetts

November 17, 2017

IMPORTANT

Whether or not you intend to attend the Meeting in person, please ensure that your shares of the Company’s Common Stock are present and voted at the Meeting by submitting your instructions in writing by completing, signing, dating, and returning the enclosed proxy card in the enclosed, self-addressed envelope.

This notice, proxy statement and form of proxy card are being first mailed to stockholders of the Company on or about November 24, 2017.

PRESSURE BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING IN LIEU OF

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2017

General

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pressure BioSciences, Inc., a Massachusetts corporation, with its principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for use at the Special Meeting in Lieu of the Annual Meeting of Stockholders to be held on December 21, 2017 at 4:00 p.m. EST and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth herein and in the accompanying Notice of Special Meeting in Lieu of the Annual Meeting of Stockholders. In this proxy statement we refer to Pressure BioSciences, Inc. as “PBI,” “the Company,” “we,” or “us”.

The enclosed proxy relating to the Meeting is solicited on behalf of the Company’s Board of Directors (the “Board of Directors” or the “Board”) and the cost of such solicitation will be borne by the Company. Certain of the Company’s officers and regular employees may solicit proxies by correspondence, telephone, or in person, without extra compensation. We will also pay to banks, brokers, nominees, and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them. It is expected that this proxy statement, the accompanying notice of Meeting, proxy card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 will be sent or given to stockholders on or about November 17, 2017.

Voting Securities and Record Date

Stockholders of record of the Company’s common stock, $0.01 par value (the “Common Stock”), at the close of business on November 14, 2017, the record date for the Meeting, will be entitled to receive notice of, and to vote at, the Meeting. As of November 14, 2017, there were issued and outstanding 1,155,444 shares of Common Stock, all of which are entitled to vote. Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted. In addition, as of November 14, 2017, there were issued and outstanding 300 shares of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), 80,570 shares of the Company’s Series G Convertible Preferred Stock, par value $0.01 per share (“Series G Preferred Stock”), 10,000 shares of the Company’s Series H Convertible Preferred Stock, par value $0.01 per share (“Series H Preferred Stock”), 21 shares of the Company’s Series H2 Convertible Preferred Stock, par value $0.01 per share (“Series H Preferred Stock”), 3,458 shares of the Company’s Series J Convertible Preferred Stock, par value $0.01 per share (“Series J Preferred Stock”) and 6,816 shares of the Company’s Series K Convertible Preferred Stock, par value $0.01 per share (“Series K Preferred Stock”). The shares of Preferred Stock are not entitled to vote on any proposal to be presented at the Meeting.

Quorum

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Meeting. Stockholders of record present at the Meeting in person or by proxy, abstentions, and “broker non-votes” (as defined below) are counted as present or represented at the Meeting for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker, bank, or representative (“broker or representative”) does not vote on a particular matter because it either does not have discretionary voting authority on that matter or it does not exercise its discretionary voting authority on that matter.

Manner of Voting

Stockholders of Record

Shares entitled to be voted at the Meeting can only be voted if the stockholder of record of such shares is present at the Meeting or returns a signed proxy card. Shares represented by a valid proxy will be voted in accordance with your instructions.

A stockholder of record who votes his or her shares by returning a proxy card, may revoke the proxy at any time before the stockholder’s shares are voted at the Meeting by written notice to the Clerk of the Company received prior to the Meeting, by executing and returning a later dated proxy card prior to the Meeting, or by voting by ballot at the Meeting.

Beneficial Stockholders

If you hold your shares through a broker or representative, you can only vote your shares in the manner prescribed by the broker or representative. Detailed instructions from your broker or representative will generally be included with your proxy material. These instructions may also include information on whether your shares can be voted by telephone or over the Internet or the manner in which you may revoke your votes. If you choose to vote your shares by telephone or over the Internet, you should follow the instructions provided by the broker or representative.

Voting of Proxies

The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. Shares represented by proxy will be voted in accordance with your specific instructions. If you sign and return your proxy card without indicating specific instructions, your shares will be voted FOR each proposal. If any other matters shall properly come before the Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment.

If you hold your shares as a beneficial owner rather than a stockholder of record, your broker or representative will vote the shares that it holds for you in accordance with your instructions (if timely received) or, in the absence of such instructions, your broker or representative may vote on certain matters for which it has discretionary voting authority. Your broker will be permitted to vote your shares on Proposal No. 2 without your instructions. Proposal No. 1 is considered a “non-routine” matter and your broker or representative does not have discretionary voting authority with respect to this matter. Therefore, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Required Vote

Abstentions and broker non-votes are included in the number of shares present or represented for purposes of a quorum, but are not considered as shares voting or votes cast with respect to any matter presented at the Meeting.

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for Proposal No. 1 to elect the nominees as Class III Directors of the Company. Abstentions and broker non-votes will not have any effect on the Proposal No. 1 to elect directors.

With respect to Proposal No. 2, our Amended and Restated Bylaws, as amended, do not require that our stockholders ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain MaloneBailey LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the Meeting for Proposal No. 2. As abstentions are not considered to be “votes cast”, abstentions will not have any effect on Proposal No. 2. As Proposal No. 2 is considered to be a “routine” matter for which a stockholder’s broker is permitted to vote a stockholder’s shares without such stockholder’s instructions, there will not be any broker non-votes with regard to Proposal No. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The Board of Directors of the Company approved a 1-for-30 reverse stock split of the Company’s common stock. The reverse stock split became effective on June 5, 2017. All common shares, stock options, and per share information presented in the shareholder proxy statement have been adjusted to reflect the reverse stock split on a retroactive basis for all periods presented. In lieu of issuing fractional shares, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. There was no change in the par value of the Company’s common stock. The ratio by which shares of preferred stock are convertible into shares of common stock were adjusted to reflect the effects of the reverse stock split.

The following table sets forth certain information as of November 14, 2017 concerning the beneficial ownership of Common Stock for: (i) each director and director nominee, (ii) each named executive officer in the Summary Compensation Table under “Executive Compensation” below, (iii) all executive officers and directors as a group, and (iv) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the Company’s Common Stock. Except as indicated below, the address for each of the persons below who are beneficial owners of 5% or more of the Company’s Common Stock is the Company’s corporate address at 14 Norfolk Avenue, South Easton, MA 02375.

Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and is calculated based on 1,155,444 shares of our Common Stock issued and outstanding as of November 14, 2017. Shares of Common Stock subject to options, warrants, preferred stock or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of November 14, 2017 are deemed outstanding for computing the percentage of the person holding the option, warrant, preferred stock, or convertible security but are not deemed outstanding for computing the percentage of any other person.

Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Richard T. Schumacher(1)	95,351	7.95%
Jeffrey N. Peterson(2)	43,456	3.72%
Kevin A. Pollack(3)	38,045	3.28%
Michael S. Urdea(4)	30,440	2.63%
Vito J. Mangiardi(5)	25,422	2.21%
Edmund Y. Ting, Ph.D(6)	16,430	1.42%
Alexander V. Lazarev, Ph.D(7)	13,217	1.15%
All other officers	16,905	1.47%

All Executive Officers and Directors as a Group (8)	279,266	21.02%

1)	Includes (i) 50,528 shares of Common Stock issuable upon exercise of options; (ii) 2,620 shares of Common Stock issuable upon conversion of Convertible Debentures; (iii) 7,191 shares of Common Stock issuable upon the exercise of warrants and (iv) 35,012 shares of Common Stock. Does not include 672 shares of Common Stock held by Mr. Schumacher’s minor son as Mr. Schumacher’s wife exercises all voting and investment control over such shares.

2)	Includes (i) 20,703 shares of Common Stock issuable upon exercise of options; (ii) 5,500 shares of Common Stock issuable upon conversion of Convertible Debentures; (iii) 4,167 shares of Common Stock issuable upon the exercise of warrants; and (iv) 13,086 shares of Common Stock.

3)	Includes (i) 11,977 shares of Common Stock issuable upon exercise of options; (ii) 6,112 shares of Common Stock issuable upon conversion of Convertible Debentures; (iii) 4,445 shares of Common Stock issuable upon the exercise of warrants and (iv) 15,511 shares of Common Stock.

4)	Includes (i) 9,477 shares of Common Stock issuable upon exercise of options; (ii) 6,024 shares of Common Stock issuable upon conversion of Convertible Debentures; and (iii) 2,739 shares of Common Stock issuable upon the exercise of warrants; and (iv) 12,200 shares of Common Stock.

5)	Includes (i) 11,977 shares of Common Stock issuable upon exercise of options; (ii) 1,310 shares of Common Stock issuable upon conversion of Convertible Debentures; and (iii) 596 shares of Common Stock issuable upon the exercise of warrants; and (iv) 11,539 shares of Common Stock.

6)	Includes (i) 15,615 shares of Common Stock issuable upon exercise of options and (ii) 815 shares of Common Stock.

7)	Includes (i) 12,807 shares of Common Stock issuable upon exercise of options and (ii) 410 shares of Common Stock.

8)	Includes (i) 149,225 shares of Common Stock issuable upon exercise of options; (ii) 21,566 shares of Common Stock issuable upon conversion of Convertible Debentures; (iii) 19,138 shares of Common Stock issuable upon the exercise of warrants and (iv) 89,078 shares of Common Stock.

Equity Compensation Plan Information

We maintain a number of equity compensation plans for employees, officers, directors and other entities and individuals whose efforts contribute to our success. The table below sets forth certain information as of our fiscal year ended December 31, 2016 regarding the shares of our Common Stock available for grant or granted under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities available for future issuance under equity compensation plans
Equity compensation plan approved by security holders - 2005 Equity Incentive Plan	38,459	$18.43	0
Equity compensation plan approved by security holders - 2013 Equity Incentive Plan	68,250	$9.62	2,931,750
Equity compensation plan adopted by the Board of Directors - 2015 Non-Qualified Stock Option Plan	68,934	$12.00	4,931,067

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, one Class III Director is to be elected to serve until the 2020 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Mr. Richard T. Schumacher as a Class III Director. Mr. Schumacher is currently a director of the Company and has not been nominated pursuant to any arrangement or understanding with any person.

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Amended and Restated Bylaws, as amended (the “Bylaws”), provide that our Board of Directors shall be divided into three classes. At each annual meeting of stockholders, the directors elected to succeed those whose terms expire are identified as being in the same class as the directors they succeed and are elected to hold office for a term to expire at the third annual meeting of stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

Our Articles of Organization and Bylaws do not require our stockholders to elect any directors in a class for which the term of office extends beyond the Meeting. The term of office of Mr. Schumacher, the Company’s Class III Director, expires at the 2017 Meeting. The terms of office of the Class I Directors and Class II Directors, comprised of Mr. Peterson, Mr. Pollack, Mr. Mangiardi and Dr. Urdea, continue after the Meeting.

At the Meeting, it is the intention of the persons named as proxies to vote for the election of Mr. Schumacher as the Class III Director. In the unanticipated event that Mr. Schumacher should be unable to serve, the persons named as proxies will vote the proxy for such substitute(s), if any, as the present Board of Directors may designate or the present Board of Directors may reduce the number of directors.

In selecting members for our Board of Directors, we consider each individual’s unique and diversified background and expertise. We believe that selecting directors with a wide range of talents and skills provides a functional diversity that allows our Board to provide strong leadership. The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each nominee described below, led to our conclusion that the person should serve as a director of PBI in light of our business and structure:

●	Mr. Jeffrey N. Peterson, the Chairman of our Board, is the CEO of Target Discovery, Inc., a personalized medicine diagnostics company, and Chairman and CEO of Veritomyx, Inc., a high-performance SaaS (cloud computing) scientific signal-processing company. He has broad executive, general management, multi-functional, multi-business, and international experience, including 20 years at Abbott Laboratories and General Electric, and leadership in multiple trade organizations.

●	Mr. Vito J. Mangiardi has broad executive, general management, multi-functional, multi-business, and international experience, specifically in the life sciences field. Mr. Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused in life sciences, pharmaceutical development and clinical diagnostics.

●	Dr. Michael S. “Mickey” Urdea founded and is a Partner for Halteres Associates, a biotechnology consulting firm. He serves as an expert consultant to the life sciences industry and philanthropic organizations, and is on the scientific advisory boards and boards of directors of a number of biotechnology and diagnostics companies.

●	Mr. Kevin A. Pollack provides a wealth of knowledge and experience in financial and administrative matters. Mr. Pollack is currently serving as an advisor of Opiant Pharmaceuticals, Inc. and as President of Short Hills Capital LLC, a broker-dealer. Mr. Pollack previously worked as a securities attorney focusing on corporate finance and mergers and acquisitions. He also serves as our audit committee financial expert.

●	Mr. Richard T. Schumacher, the Company’s founder, provides valuable operational, sales and marketing, financial, and managerial expertise and experience and has significant knowledge of the Company’s technology and products. Prior to founding the company, Mr. Schumacher spent over 13 years working in scientific research and clinical laboratory areas at the Center for Blood Research, a Harvard Medical School affiliated laboratory. In the more than 30 years since the Company’s formation, Mr. Schumacher has served the Company in various roles, including President, Chief Executive Officer and Chairman.

Vote Required to Elect the Nominees as Directors

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for the election of Richard T. Schumacher as a Class III Director of the Company.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF RICHARD T. SCHUMACHER AS A CLASS III DIRECTOR OF THE COMPANY.

Information on Nominees and Other Directors

The following information includes additional information as of the date of this proxy statement about each nominee and director whose term extends beyond the Meeting, including his age, all positions he holds with us, his principal occupation and business experience during the past five years, the names of other publicly-held companies for which he currently serves as a director or held a directorship during the past five years, and the year in which each nominee’s term would expire, if elected.

Name	Age	Position	Director Since	Year Term Expires, if Elected, and Class
Jeffrey N. Peterson(1)	62	Chairman of the Board	2011	2018 Class I
Michael S. Urdea	65	Director	2013	2018 Class I
Vito J. Mangiardi(1)	68	Director	2012	2019 Class II
Kevin A. Pollack(1)	47	Director	2012	2019 Class II
Richard T. Schumacher*	67	Director, President, Chief Executive Officer, Treasurer, and Clerk	1978	2020 Class III

*Nominee for Class III Director.

(1) Member of the Audit Committee, Compensation Committee, and Nominating Committee

Mr. Jeffrey N. Peterson has served as a director of the Company since July 2011 and as Chairman of the Board starting in 2012. Since 1999, he has served as the Chief Executive Officer of Target Discovery, Inc. (“TDI”), a personalized medicine diagnostics (PMDx) company. Mr. Peterson also serves as Chairman and CEO of TDI’s majority-owned subsidiary, Veritomyx, Inc., which is completing development and commercialization of software tools for accurate peptide, protein and isoform identification and characterization. Prior to incorporating and joining TDI, Mr. Peterson served as CEO of Sharpe, Peterson, Ocheltree & Associates, an international business development consulting firm assisting Fortune 500 and many smaller firms in business expansion and strategy. Prior to that, he spent 9 years in key management roles in Abbott Laboratories’ Diagnostics and International (Pharmaceuticals, Hospital Products, Nutritionals, and Consumer) businesses, last serving as CEO and General Manager of Abbott South Africa. Mr. Peterson’s experience prior to Abbott Laboratories included 11 years with General Electric’s Engineered Materials and Plastics businesses, spanning roles in strategic planning, business development, technology licensing, marketing and sales, operations, quality control and R&D. Mr. Peterson holds BSChE and MSChE (Chemical Engineering) degrees from MIT, as well as 6 issued US patents. He served as Chair Emeritus of the BayBio Institute, a non-profit organization serving the life science community, and on the Board of BayBio, a trade association for the life sciences industry in Northern California. He served as a cofounder of the Coalition for 21st Century Medicine, and of BIO’s Personalized Medicine & Diagnostics Working Group. He served on the Board of Advisors for the Center for Professional Development and Entrepreneurship at the University of Texas MD Anderson Cancer Center. He currently serves on the Advisory Board of the California Technology Council.

Dr. Michael S. Urdea has served as a director of the Company since February 8, 2013. Dr. Urdea founded and is a Founder and Partner for Halteres Associates, a biotechnology consulting firm. He also founded and served as Chief Executive Officer of Tethys Bioscience, a proteomics-based diagnostics company involved in preventative personalized medicine. Additionally, Dr. Urdea is a founder and the Chairman of Catalysis Foundation for Health, an organization addressing gaps in global healthcare caused by inefficiencies in disease diagnosis and monitoring. He serves as an expert consultant to the life sciences industry and is on the scientific advisory boards and boards of directors of a number of biotechnology, diagnostics, venture capital and philanthropic organizations. Prior to his current business activities, Dr. Urdea founded the Nucleic Acid Diagnostics group at Chiron Corporation, and with colleagues, invented branched DNA molecules for amplification of signal in nucleic acid complexes. Application of this technology resulted in the first commercial products for quantification of human hepatitis B, hepatitis C, and human immunodeficiency viruses (HBV, HCV, and HIV, respectively). He then became business head of the Molecular Diagnostics Group and Chief Scientific Officer at Bayer Diagnostics. He continues to serve as a diagnostics industry, product development and scientific advisor to the Bill and Melinda Gates Foundation, acted as co-chair of two of the Grand Challenges grant review committees, and served as a member of its Diagnostic Forum. Dr. Urdea is an author on nearly 200 peer-reviewed scientific publications, nearly 300 abstracts and international scientific presentations, and more than 100 issued and pending patents. He received his BS in Biology and Chemistry from Northern Arizona University in Flagstaff and his Ph.D in Biochemistry from Washington State University.

Mr. Vito J. Mangiardi has served as a director of the Company since July 2012. Mr. Mangiardi is an accomplished senior executive with proven experience as a President, CEO and COO in the Life Sciences and Bio-Energy product and service sectors. He is a strong P&L performer and corporate strategist in General Management, Operations, Sales/Marketing, and Science. Mr. Mangiardi has held positions as a Research Chemist for Bio-Rad Laboratories, Inc.; Sales & Marketing Director for Baxter Travenol, Inc.; Executive VP and COO for Quintiles Transnational Corp.; President and CEO of Diagnostics Laboratories, Inc., Clingenix, Inc., and Bilcare, Inc.; and President of AAI Pharma, Inc. More recently he was the COO/Deputy Director of Operations and Production at the University of California Lawrence Berkeley National Laboratory Joint Genome Institute. Mr. Mangiardi has experience with three start-ups, two midsize, and several mature companies, and has international experience leading and managing organizations on four continents. He has vast experience in leading alliances, acquisitions, due diligence, and post-acquisition assimilation. Mr. Mangiardi has been on the Board of Directors of three companies and has proven success in working with both national and international investment groups to raise funds. Mr. Mangiardi earned a BS in Biology/Chemistry from Eastern Illinois University and two MBA degrees from Golden Gate University - in General Management and in Marketing. Mr. Mangiardi is listed as an inventor in four patents and various publications in protein separation techniques in the area of metabolism, thyroid, anemia/hematology and cancer, and is a member of numerous professional organizations. Mr. Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused on life sciences, pharmaceutical development and clinical diagnostics.

Mr. Kevin A. Pollack has served as a director of the Company since July 2012. Mr. Pollack serves as an advisor to Opiant Pharmaceuticals, Inc. (OPNT-NASDAQ), a specialty pharmaceutical company developing pharmacological treatments for substance use, addictive, and eating disorders. He previously served as its Chief Financial Officer and as a member of its Board of Directors from 2012 until 2017. He also serves as President of Short Hills Capital LLC, where he provides a range of services. Previously, Mr. Pollack worked in asset management at Paragon Capital LP, focusing primarily on U.S.-listed companies, and as an investment banker at Banc of America Securities LLC, focusing on corporate finance and mergers and acquisitions. Mr. Pollack started his career at Sidley Austin LLP (formerly Brown & Wood LLP) as a securities attorney focusing on corporate finance, and mergers and acquisitions. He currently sits on the Board of Directors of MagneGas Corporation (MNGA-NASDAQ), the developer of a technology that converts liquid waste into a hydrogen-based metal-working fuel and natural gas alternative. Mr. Pollack graduated magna cum laude from the Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with Beta Gamma Sigma honors.

Mr. Richard T. Schumacher, the founder of the Company, has served as a director of the Company since 1978. He has served as the Company’s Chief Executive Officer since April 16, 2004 and President since September 14, 2004. He previously served as Chief Executive Officer and Chairman of the Board of the Company from 1992 to February 2003. From July 9, 2003 until April 14, 2004 he served as a consultant to the Company pursuant to a consulting agreement. He served as President of the Company from August 1978 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was a research scientist and clinical laboratory director at the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in Zoology from the University of New Hampshire.

Corporate Governance

Board of Directors and Committee Meetings; Annual Meeting Attendance. The Board of Directors held nine (9) meetings between January 1, 2016 and December 31, 2016. All of the directors attended at least 80% of those meetings. All of the Company’s directors are encouraged to attend the Company’s annual meetings of stockholders. Two of the outside directors participated telephonically in the Company’s 2016 Special Meeting in Lieu of the Annual Meeting of Stockholders.

Board Independence. The Board of Directors has reviewed the qualifications of each of Messrs. Mangiardi, Peterson, Urdea and Pollack, constituting more than a majority of the Company’s current directors, and has affirmatively determined that each individual is, or at the time of their service was, “independent” as such term is defined under the current listing standards of the Nasdaq Stock Market. The Board of Directors has determined that none of these directors has a material relationship with the Company that would interfere with the exercise of independent judgment. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications. Any stockholder wishing to communicate with any of the Company’s directors regarding the Company may write to the director, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375. The Clerk will forward any reasonable communications directly to the director(s).

Code of Ethics. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, and other persons performing similar functions. A copy of the code of ethics is posted on, and may be obtained free of charge from the investor relations portion of the Company’s website at www.pressurebiosciences.com. If the Company makes any amendments to its Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a Current Report on Form 8-K.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board participates in decisions that have a potential major economic impact on the Company and its stockholders. Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors is led by its Chairman, Mr. Peterson. Each of our Audit, Nominating and Compensation Committees provide oversight and assess risk in their respective areas. In addition, the Board and each committee have an active role in overseeing management of our Company’s risk. The Board regularly reviews information regarding our operations, credit, and liquidity, as well as the risks associated with each.

Board Committees

Standing committees of the Board of Directors include an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Audit Committee, with Mr. Pollack serving as Chairman.

The Board of Directors has determined that Mr. Pollack qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”), a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) the Company’s financial reporting process, accounting functions, and internal controls, and (ii) the qualifications, independence, appointment, retention, compensation, and performance of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the establishment of “whistle-blowing” procedures, and the oversight of other compliance matters. The Audit Committee held four (4) meetings during fiscal 2016.

Compensation Committee.

General

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Compensation Committee, with Mr. Mangiardi serving as Chairman. The Compensation Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. The primary functions of the Compensation Committee include (i) reviewing and approving our executive compensation, (ii) reviewing the recommendations of the President and Chief Executive Officer regarding the compensation of our executive officers, (iii) evaluating the performance of the President and Chief Executive Officer, (iv) overseeing the administration and approval of grants of stock options and other equity awards under our equity incentive plans, and (v) recommending compensation for our Board of Directors and each committee thereof for review and approval by the Board of Directors. The Compensation Committee held one (1) meeting during fiscal 2016.

The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

Compensation Objectives

In light of the relatively early stage of commercialization of our products, we recognize the importance of attracting and retaining key employees with sufficient experience, skills, and qualifications in areas vital to our success, such as operations, finance, sales and marketing, research and development, engineering, and individuals who are committed to our short- and long-term goals. The Compensation Committee has designed our executive compensation programs with the intent of attracting, motivating, and retaining experienced executives and, subject to our limited financial resources, rewarding them for their contributions by offering them a competitive base salary, potential for annual cash incentive bonuses, and long-term equity-based incentives, typically in the form of stock options. The Compensation Committee strives to balance the need to retain key employees with financial prudence given our history of operating losses, limited financial resources and the early stage of our commercialization.

Executive Officers and Director Compensation Process

The Compensation Committee considers and determines executive compensation according to an annual objective setting and measurement cycle. Specifically, corporate goals for the year are initially developed by our executive officers and are then presented to the Board of Directors and Compensation Committee for review and approval. Individual goals are intended to focus on contributions that facilitate the achievement of the corporate goals. Individual goals are first proposed by each executive officer, other than the President and Chief Executive Officer, then discussed by the entire senior executive management team and ultimately compiled and prepared for submission to the Board of Directors and the Compensation Committee, by the President and Chief Executive Officer. The Compensation Committee sets and approves the goals for the President and Chief Executive Officer. Generally, corporate and individual goals are set during the first quarter of each calendar year. The objective setting process is coordinated with our annual financial planning and budgeting process so our Board of Directors and Compensation Committee can consider overall corporate and individual objectives in the context of budget constraints and cost control considerations. Annual salary increases, bonuses, and equity awards, such as stock option grants, if any, are tied to the achievement of these corporate and individual performance goals as well as our financial position and prospects.

Under the annual performance review program, the Compensation Committee evaluates individual performance against the goals for the recently completed year. The Compensation Committee’s evaluation generally occurs in the first quarter of the following year. The evaluation of each executive (other than the President and Chief Executive Officer) begins with a written self-assessment submitted by the executive to the President and Chief Executive Officer. The President and Chief Executive Officer then prepares a written evaluation based on the executive’s self-assessment, the President and Chief Executive Officer’s evaluation, and input from others within the Company. This process leads to a recommendation by the President and Chief Executive Officer for a salary increase, bonus, and equity award, if any, which is then considered by the Compensation Committee. In the case of the President and Chief Executive Officer, the Compensation Committee conducts his/her performance evaluation and determines his/her compensation, including salary increase, bonus, and equity awards, if any. We generally expect, but are not required, to implement salary increases, bonuses, and equity awards, for all executive officers, if and to the extent granted, by April 1 of each year.

Non-employee director compensation is set by our Board of Directors upon the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee is guided by the following goals: compensation should be fair relative to the required services for directors of comparable companies in our industry and at our company’s stage of development; compensation should align directors’ interests with the long-term interest of stockholders; the structure of the compensation should be simple, transparent, and easy for stockholders to understand; and compensation should be consistent with the financial resources, prospects, and competitive outlook for the Company.

In evaluating executive officer and director compensation, the Compensation Committee considers the practices of companies of similar size, geographic location, and market focus. In order to develop reasonable benchmark data, the Compensation Committee has referred to publicly available sources such as Salary.com and the BioWorld Survey. While the Compensation Committee does not believe benchmarking is appropriate as a stand-alone tool for setting compensation due to the unique aspects of our business objectives and current stage of development, the Compensation Committee generally believes that gathering this compensation information is an important part of its compensation-related decision making process.

The Compensation Committee has the authority to hire and fire advisors and compensation consultants as needed and approve their fees. No advisors or compensation consultants were hired or fired in fiscal 2016.

The Compensation Committee is also authorized to delegate any of its responsibilities to subcommittees or individuals, as it deems appropriate. The Compensation Committee did not delegate any of its responsibilities in fiscal 2016.

Nominating Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Company’s Nominating Committee with Mr. Peterson serving as Chairman. The Nominating Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. The Nominating Committee held one (1) meeting during fiscal year 2016.

The primary functions of the Nominating Committee are to (i) identify, review, and evaluate candidates to serve as directors of the Company, (ii) make recommendations of candidates to the Board of Directors for all directorships to be filled by the stockholders or the Board of Directors, and (iii) serve as a focal point for communication between such candidates, the Board of Directors, and management.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms, or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. These criteria include whether the candidate assists in achieving a mix of Board members that represents diversity of background and professional experience, including with respect to ethnic background, age and gender. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2018 Annual Meeting of Stockholders, he or she must follow the procedures described below under “Stockholder Proposals.”

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2016 with management of the Company. The Audit Committee also discussed with MaloneBailey LLP (“MaloneBailey”), the Company’s independent registered public accounting firm for 2016, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received and reviewed the required written disclosures and a confirming letter from MaloneBailey under applicable requirements of the Public Accounting Oversight Board regarding MaloneBailey’s independence, and has discussed the matter with MaloneBailey.

Based upon its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2016 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Audit Committee:

Kevin A. Pollack, Chair

Vito J. Mangiardi

Jeffrey N. Peterson

2016 Director Compensation

The following table sets forth certain information regarding compensation earned or paid to the Company’s directors during fiscal year 2016.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (1)	Option Awards (2)(3)	Total
Vito J. Mangiardi	$40,000	$-	$-	$40,000
Jeffrey N. Peterson	60,000	-	-	60,000
Kevin A. Pollack	40,000	-	-	40,000
Michael S. Urdea	$50,000	$-	$-	$50,000

Our non-employee directors receive the following compensation for service as a director:

(1) Each director received a quarterly stipend of $10,000 for attending meetings. Mr. Peterson received $15,000/quarter for attending and leading meetings as the Chairman of the Board of Directors. There is no limit to the number of meetings that can be called for of our Board of Directors or committees. Dr. Urdea received an additional $10,000 for his role as Chairman of the Scientific Advisory Board in 2016.

(2) Amounts shown do not reflect compensation received by the directors. Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation. Please refer to Note 2, xiii, “Accounting for Stock-Based Compensation” in the Notes to the Consolidated Financial Statements for the fiscal year ended December 31, 2016, for the relevant assumptions used to determine the valuation of stock option grants.

(3) The following table shows the total number of outstanding stock options and stock awards as of December 31, 2016 that have been issued as director compensation as described in item 1 above.

Name	Aggregate Number of Stock Options Outstanding

Vito J. Mangiardi	8,600
Jeffrey N. Peterson	15,075
Kevin A. Pollack	8,600
Michael S. Urdea, Ph. D.	7,350

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth the total compensation paid or earned for the fiscal years ended December 31, 2016 and 2015 for: (i) each individual serving as our chief executive officer (“CEO”) or acting in a similar capacity during any part of fiscal 2016; and (ii) the other two most highly paid executive officers (collectively, the “Named Executive Officers”) who were serving as executive officers at the end of fiscal 2016.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Stock Awards	Option Awards(2)	Non-Qualified Deferred Compensation Earning	All other Compensation(3)	Total
Richard T. Schumacher	2016	$308,963	$-	$-	$-	$-	$40,832	$349,795
President, CEO	2015	294,250	-	-	343,000	-	16,098	653,348

Edmund Ting, Ph.D	2016	207,100	-	-	-	-	1,261	208,361
Senior Vice President of Engineering	2015	197,600	-	-	35,672	-	1,216	234,488

Alexander Lazarev, Ph.D	2016	173,561	-	-	-	-	7,736	181,297
Vice President of Research and Development	2015	165,600	-	-	31,556	-	7,656	204,812

(1) Salary refers to base salary compensation paid through our normal payroll process. No bonus was paid to any named executive officer for 2016 or 2015.

(2) Amounts shown do not reflect compensation received by the Named Executive Officers. Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation. Please refer to Note 2, xiii, “Accounting for Stock-Based Compensation” in the accompanying Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2016, for the relevant assumptions used to determine the valuation of stock option grants.

(3) “All Other Compensation” includes our Company match to the executives’ 401(k) contribution and premiums paid on life insurance for the executives. Both of these benefits are available to all of our employees. In the case of Mr. Schumacher, “All Other Compensation” also includes $8,474 in premiums we paid for a life insurance policy to which Mr. Schumacher’s wife is the beneficiary. In 2016, Mr. Schumacher received $29,708 for unused earned time off. “All Other Compensation” for Dr. Lazarev includes $6,000 paid to Dr. Lazarev in lieu of his participation in the medical benefit plan offered by the Company.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding outstanding stock options awards for each of the Named Executive Officers as of December 31, 2016.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)		Option Exercise Price ($)	Option Expiration Date
Richard T. Schumacher	2,500	-		$18.00	3/12/2019
President, CEO	500	-		$30.00	9/9/2021
	1,000	-		$18.00	3/13/2022
	2,500	-		$12.00	5/14/2023
	7,500	2,500	(2)	$9.00	9/24/2024
	13,889	27,795	(3)	$12.00	12/31/2025

Edmund Y. Ting, Ph.D	400	-		$30.00	9/25/2018
Senior Vice President of Engineering	1,400	-		$18.00	3/12/2019
	500	-		$30.00	9/9/2021
	584	-		$18.00	3/13/2022
	1,800	-		$12.00	5/14/2023
	5,000	1,667	(2)	$9.00	9/24/2024
	1,445	2,889	(3)	$12.00	12/31/2025

Alexander V. Lazarev, Ph.D	334	-		$30.00	9/25/2018
Vice President of Research & Development	1,167	-		$18.00	3/12/2019
	500	-		$30.00	9/9/2021
	500	-		$18.00	3/13/2022
	1,500	-		$12.00	5/14/2023
	3,750	1,250	(2)	$9.00	9/24/2024
	1,278	2,556	(3)	$12.00	12/31/2025

(1)	All unvested stock options listed in this column were granted to the Named Executive Officer pursuant to our 2005 Equity Incentive Plan, our 2013 Equity Incentive Plan, and our 2015 Non-Qualified Stock Option Plan. All options expire ten years after the date of grant. Unvested stock options become fully vested and exercisable upon a change of control of our company.

(2)

Options to purchase shares of common stock were granted on September 24, 2014 to each of the Named Executive Officers, of which 1/6th of the stock options will vest six months from the date of grant while the remainder will vest monthly over the remaining three year vesting period.

(3)	Options to purchase shares of common stock were granted on December 31, 2015 to each of the Named Executive Officers, of which the stock options will vest monthly from the date of grant over the three year vesting period.

Retirement Plan

All employees, including the named executive officers, may participate in our 401(k) Plan. Under the 401(k) Plan, employees may elect to make before tax contributions of up to 60% of their base salary, subject to current Internal Revenue Service limits. The 401(k) Plan does not permit an investment in our Common Stock. We match employee contributions up to 50% of the first 2% of the employee’s earnings. Our contribution is 100% vested immediately.

Severance Arrangements

Each of Mr. Schumacher, Dr. Ting, Dr. Lazarev, and Dr. Lawrence, executive officers of the Company, are entitled to receive a severance payment if terminated by us without cause. The severance benefits would include a payment in an amount equal to one year of such executive officer’s annualized base salary compensation plus accrued paid time off. Additionally, the officer will be entitled to receive medical and dental insurance coverage for one year following the date of termination.

Change-in-Control Arrangements

Pursuant to severance agreements with each of Mr. Schumacher, Dr. Ting, Dr. Lazarev and Dr. Lawrence, each such executive officers, is entitled to receive a change of control payment in an amount equal to one year (other than Mr. Schumacher) of such executive officer’s annualized base salary compensation, accrued paid time off, and medical and dental coverage, in the event of a change of control of our company. In the case of Mr. Schumacher, his payment is equal to two years of annualized base salary compensation, accrued paid time off, and two years of medical and dental coverage.

Pursuant to our 2005 Equity Incentive Plan, 2013 Equity Incentive Plan and 2015 Nonqualified Plan, any unvested stock options held by a named executive officer will become fully vested upon a change in control (as defined in the 2005 Equity Incentive Plan and the 2013 Equity Incentive Plan).

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

You are being asked to ratify the Board of Directors’ appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. MaloneBailey LLP has served as the Company’s independent registered public accounting firm since July 1, 2015. A representative of MaloneBailey LLP is expected to attend the Meeting and will have an opportunity to make a statement and respond to appropriate questions.

Our Bylaws do not require that our stockholders ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain MaloneBailey LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of Proposal No. 2.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed MaloneBailey LLP (“MaloneBailey”), an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2016. A representative of MaloneBailey will be available during the Meeting to make a statement if such representative desires to do so and to respond to questions.

Independent Registered Public Accounting Fees

The following is a summary of the fees billed to the Company by MaloneBailey, the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2016 and 2015:

	Fiscal 2016 Fees	Fiscal 2015 Fees
Audit Fees	$107,156	$126,620
Audit-Related Fees	-	20,354
Tax and Other Fees	-	-
	$107,156	$146,974

Audit Fees. Consist of aggregate fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” Fees billed for 2015 fees were associated with the S-8 filing.

Audit Committee Policy on Pre-Approval of Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PROPOSAL NO. 3

THE ADJOURNMENT PROPOSAL

The Meeting may be adjourned to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve any of Proposal Nos. 1 through 2. The Meeting may be adjourned from time to time to a date that is not more than 120 days after the original record date for the Meeting.

If, at the Meeting, the number of shares of Common Stock present or represented and voting in favor of the approval of any of Proposal Nos. 1 through 2 is not sufficient to approve that proposal, we currently intend to move to adjourn the Meeting in order to enable our Board of Directors to solicit additional proxies for the approval of any of Proposal Nos. 1 through 2. In that event, we will ask our stockholders to vote only upon the adjournment proposal, and not upon any of Proposal Nos. 1 through 2.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the adjournment proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

Vote Required for Approval

If the proposal to adjourn the Meeting for the purpose of soliciting additional proxies is submitted to the stockholders for approval, such proposal will be approved by the affirmative vote of a majority of the votes cast at the Meeting.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3, AS TO THE ADJOURNMENT OF THE MEETING IF NECESSARY OR APPROPRIATE TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE APPROVAL OF ANY OF PROPOSAL NOS. 1 THROUGH 2.

OTHER MATTERS

Transactions with Related Persons

None.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based solely on the Company’s review of the copies of such Forms and written representations from certain reporting persons, the Company believes that all filings required to be made by the Company’s Section 16(a) reporting persons during the Company’s fiscal year ended December 31, 2016 were made on a timely basis.

Other Proposed Action

The Board of Directors knows of no matters which may come before the Meeting other than the matters described in this proxy statement. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals

Proposals which stockholders intend to present at the Company’s 2018 Annual Meeting of Stockholders (“2018 Annual Meeting”) and wish to have included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company no later than July 7, 2018. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in the Company’s proxy materials is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting.

Stockholders who wish to make a proposal at the Company’s 2018 Annual Meeting, other than one that will be included in the Company’s proxy materials, should notify the Company no later than December 6, 2018 (assuming the meeting is held on December 21, 2018), unless the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, in which case the notice must be received a reasonable time before the Company sends its proxy materials for that meeting. If a proponent who wishes to present such a proposal at the 2018 Annual Meeting fails to notify the Company by the proper date, the proxies solicited by the Board of Directors, with respect to such 2018 Annual Meeting, may grant discretionary authority to the proxies named therein, to vote with respect to such matter if such matter is properly brought before the 2018 Annual Meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the proxy rules of the SEC.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at the 2018 Annual Meeting by submitting the name, qualifications, experience, and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375. Generally, under the Company’s Bylaws, notice of such recommendations must be submitted in writing not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. The Company will accept from stockholders recommendations for nominees for director to be considered in connection with the 2018 Annual Meeting no later than September 22, 2018 (assuming the meeting is held on December 21, 2018). In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee’s charter, a copy of which may be obtained from the Company by written request sent to its principal executive offices. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein or in the Company’s Bylaws.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the section of the Proxy Statement entitled “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Additional Copies of our Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and as filed with the SEC, are available to stockholders without charge upon written request addressed to Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375.

PROXY

PRESSURE BIOSCIENCES, INC.

The undersigned hereby appoints Dr. Nathan Lawrence or Ms. Maria Luna, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders of Pressure BioSciences, Inc. to be held on December 21, 2017 and at any adjournment(s) or postponement(s) thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSALS 2, and 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

[X] Please indicate your vote below, as in this example.

The Board of Directors recommends a vote “FOR” the election of the nominees as directors, and “FOR” Proposals No. 2 and 3.

1. To elect the following nominee as Class III Director:

	For	Withhold
Richard T. Schumacher	[ ]	[ ]

2. To ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2017.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

3. To consider and vote on a proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of such adjournment to approve any of Proposal Nos. 1 through 2.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

[ ]	MARK HERE FOR ADDRESS CHANGE AND NOTE SUCH CHANGE AT LEFT

(Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).

Signature:	Title:	Date:

Signature:	Title:	Date: